EXHIBIT 32.2

SECTION 1350 CERTIFICATION
OF THE CHIEF FINANCIAL OFFICER

I, Kevin Pendergest, Chief Financial Officer of Echo Healthcare Acquisition Corp. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     May 11, 2006

/S/     KEVIN PENDERGEST
     Kevin Pendergest
     Chief Financial Officer